UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2021

TUESDAY MORNING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-40432	75-2398532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6250 LBJ Freeway Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

(972) 387-3562
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TUEM	The Nasdaq Capital Market

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 29, 2021, the Company and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed with the Bankruptcy Court for the Northern District of Texas, Dallas Division (the “Bankruptcy Court”), Case No. 20-31476-HDH-11, their quarterly operating report for the period beginning July 1, 2021 and ending September 30, 2021 (the “Post-Confirmation Quarterly Operating Report”).  The Post-Confirmation Quarterly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  This Current Report on Form 8-K (including the exhibit hereto) (this “Form 8-K”) will not be deemed an admission as to the materiality of any information disclosed herein.

The information furnished in this Item 7.01 of this Current Report on Form 8-K and the Quarterly Operating Report attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Cautionary Statement Regarding the Post-confirmation Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Post-Confirmation Quarterly Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Post-Confirmation Quarterly Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the reporting requirements of the Bankruptcy Court. The Post-Confirmation Quarterly Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Post-Confirmation Quarterly Report is complete. Results set forth in the Post-Confirmation Quarterly Operating Report should not be viewed as indicative of future results.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Post-confirmation Report

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

Date: September 30, 2021	By:	/s/ Bridgett C. Zeterberg
Bridgett C. Zeterberg Executive Vice President Human Resources, General Counsel and Corporate Secretary

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